UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2010

Playboy Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14790	36-4249478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 North Lake Shore Drive, Chicago, Illinois 60611
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (312) 751-8000

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01.     Other Events.

On August 3, 2010, Playboy Enterprises, Inc. (the “Company”) issued a press release announcing that its board of directors has formed a special committee to evaluate and determine the Company’s response to the proposal made by Hugh M. Hefner (“Hefner”) to acquire all of the outstanding shares of Class A and Class B common stock of the Company not currently owned by Hefner.  A copy of the Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

Section 9—Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits
	99.1	Press Release issued by Playboy Enterprises, Inc. on August 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2010	PLAYBOY ENTERPRISES, INC.

By:	/s/ Howard Shapiro
Howard Shapiro Executive Vice President, Law and Administration, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Playboy Enterprises, Inc. on August 3, 2010